UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2007, Gilead Sciences Limited, a wholly-owned subsidiary of Gilead Sciences, Inc. (Gilead), and Bristol-Myers Squibb Company (BMS) entered into a Commercialization Agreement, which sets forth the terms and conditions under which Gilead and BMS will commercialize ATRIPLA® (efavirenz 600mg/emtricitabine 200 mg/tenofovir disoproxil fumarate 300 mg) in the European Union, Norway, Iceland, Switzerland and Liechtenstein (the European Territory) after receiving approval from the European Medicines Agency (EMEA) and other applicable regulatory authorities. On October 18, 2007, Gilead and BMS announced that the Committee for Medicinal Products for Human Use of the EMEA had issued a positive opinion on the Marketing Authorisation Application for ATRIPLA and are awaiting a final opinion with respect to ATRIPLA.

The parties will generally both be entitled to market and promote ATRIPLA throughout the European Territory. In a limited number of countries, BMS or Gilead will be the sole promoting company until such time as the other company establishes a requisite presence in that country at which point both parties will be entitled to promote ATRIPLA. In a smaller group of countries, the parties may distribute ATRIPLA through third party distributors.

Either BMS or Gilead will act as the selling party in each country in the European Territory and be responsible for, among other things, receiving and processing customer orders, warehousing product, collecting sales and handling returns. Manufacturing of ATRIPLA will be coordinated by Gilead, with Gilead primarily responsible for distribution logistics. In general, the parties will share revenues and out-of-pocket expenses in proportion to the net sales prices of Truvada® (emtricitabine and tenofovir disoproxil fumarate), with respect to Gilead, and efavirenz, with respect to BMS.

The Commercialization Agreement will continue until the expiration of the last to expire patent that affords market exclusivity to ATRIPLA in the European Territory.

Item 8.01 Other Events.

On December 11, 2007, Gilead and BMS issued a joint press release, a copy of which is filed as Exhibit 99.1 hereto, announcing the execution of the Commercialization Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description
99.1 Joint Press Release, issued by Gilead Sciences, Inc. and Bristol-Myers Squibb Company on December 11, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

December 13, 2007	By:	/s/ John F. Milligan, Ph.D.

Name: John F. Milligan, Ph.D.
Title: Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release, issued by Gilead Sciences, Inc. and Bristol-Myers Squibb Company on December 11, 2007